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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 2, 1999
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                     Mechanical Technology Incorporated
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           (Exact name of registrant as specified in its charter)

                                 New York
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       (State or other jurisdiction of incorporation or organization)

         0-6890                                      14-1462255
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 (Commission File Number)             (I.R.S. Employer Identification No.)

968 Albany-Shaker Road, Latham, New York                      12110
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code   (518) 785-2211

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Item 5.   Other Events.

Below is a press release issued by Mechanical Technology Incorporated on July 2, 1999, announcing its intention to release 125,000 shares for the Rights Offering over-subscription and pre-release preliminary third quarter 1999 results.
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Press Release
FOR: 		Mechanical Technology Incorporated
For Immediate Release
CONTACTS:	Cynthia A. Scheuer
Vice President/Chief Financial Officer
Mechanical Technology, Inc.
(518) 785-2275

Jeffrey Zack
Morgen-Walke Associates
(212) 850-5600

MECHANICAL TECHNOLOGY INCORPORATED ANNOUNCES
INTENT TO RELEASE 125,000 SHARES FOR RIGHTS OFFERING
OVER-SUBSCRIPTION AND PRE-RELEASES THIRD QUARTER RESULTS

LATHAM, N.Y., July 2, 1999 - Mechanical Technology Incorporated (NASDAQ: MKTY) announced today that it has received inquiries regarding the availability of over-subscription shares for its Rights Offering. The Company currently intends to make the 125,000 additional shares available for over-subscription as part of the Rights Offering which expires on July 9, 1999.

        Because of the outstanding Rights Offering to purchase 801,223 shares of stock which expires on July 9, 1999, Mechanical Technology announced that it is pre-releasing its preliminary results for the third fiscal quarter ended June 25, 1999.

	The Company expects a net loss for the third fiscal quarter of 1999 of approximately $3,100,000, which is consistent with the loss in the second fiscal quarter of 1999 of $2,560,000 and compared with net income in the third quarter of 1998 of $869,000.

	Actual results for the third quarter will be announced later this month and actual results may vary from the preliminary results.

Mechanical Technology Incorporated is a manufacturer of advanced products that combine precision sensing capabilities with proprietary software to serve a variety of applications for the commercial and military aviation, computer equipment and energy conversion markets. Its products include: sensing instruments and computer-based balancing systems for aircraft engines; vibration test systems and power conversion products. The Company's Plug Power joint venture is developing PEM fuel cells for residential power generation for distribution by Detroit Edison and General Electric.


-more-

This document is neither an offer to sell nor a solicitation of an offer to buy any securities of the Company. The securities referred to in this document as proposed to be sold have not been registered under the Securities Act of 1933 or any state securities laws and may not be offered or sold in the United States or to U.S. persons absent registration under such Act and in accordance with applicable state securities laws or an exemption from the registration requirements thereof.
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Statements made in this document that state the Company's or management's beliefs or expectations and which are not historical facts or which apply prospectively are forward looking statements. It is important to note that the Company's actual results could differ materially from those contained or implied by such forward looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward looking statements is contained from time to time in the Company's SEC filings, including but not limited to the 10-K and 10-Q. Copies of those filings are available from the Company and the SEC.

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MECHANICAL TECHNOLOGY INCORPORATED

Date:   July 2, 1999               By:   /s/ Cynthia A. Scheuer
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                                      Cynthia A. Scheuer
                                      Chief Financial Officer